Exhibit 23.1



                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-18904) of Tasty Baking Company of our report dated June 25, 2003 relating to the financial statements of Tasty Baking Company 401(k) Thrift Plan, which appears in this Form 11-K.

PricewaterhouseCoopers LLP
Philadelphia, PA
June 25, 2003